                                                                    EXHIBIT 10.8

                              SUBLEASE AGREEMENT

     This Sublease Agreement ("Sublease") is made effective as of the 19th day of August, 1999, (the "Effective Date") by and between Vascular Therapeutics, Inc., a California corporation ("Sublessor"), and SciQuest.Com, Inc., a Delaware corporation ("Sublessee"). Sublessor agrees to sublease to Sublessee, and Sublessee agrees to sublease from Sublessor, those certain premises situated in the City of Mountain View, County of Santa Clara, State of California, consisting of Suite 270 at 700 E. El Camino Real, Mountain View, California 94040, more particularly set forth on Exhibit "A" hereto (the "Subleased Premises").

                                   ARTICLE I

                       MASTER LEASE AND OTHER AGREEMENTS

     1.1  Applicable Provisions. Except as specifically set forth herein, this
          ---------------------
Sublease subject and subordinate to all of the terms and conditions of the lease (the "Original Lease") dated April 15, 1997, between Crossroads Investment Group, a California general partnership ("Master Lessor") and Sublessor as "Lessee" and now "Sublessor" under this Sublease. The Original Lease is also referred to herein as the "Master Lease". Sublessee hereby assumes and agrees to perform the obligations of Lessee under the Master Lease as more particularly set forth hereafter. Unless otherwise defined, all capitalized terms used herein shall have the same meanings as given them in the Master Lease. A copy of the Master Lease is attached hereto as Exhibit "B" and incorporated herein by this reference. Sublessee shall not commit or permit to be committed any act or omission which would violate any term or condition of the Master Lease. Neither Sublessor nor Sublessee shall do or permit anything to be done which would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Master Lessor under the Master Lease, and Sublessee shall indemnify and hold Sublessor harmless from and against all liability, judgments, costs, demands, claims, and damages of any kind whatsoever (including, without limitation, attorneys' fees and court costs) by reason of any failure on the part of Sublessee to perform any of the obligations of Lessee under the Master Lease which Sublessee has become obligated hereunder to perform. In the event of the termination of Sublessor's interest as Lessee under the Master Lease for any reason other than for Sublessor's breach, then this Sublease shall terminate automatically upon such termination without any liability of Master Lessor or Sublessor to Sublessee. Sublessee represents and warrants to Sublessor that it has read and is familiar with the Master Lease.

     1.2  Applicable Provisions.  All of the terms and conditions contained in
          ---------------------
the Master Lease as they may apply to the Subleased Premises, except those directly contradicted by the terms and conditions contained in this document, and specifically except for Paragraphs 1.1, 1.5, 1.6, 1.8, 1.9, 3.1, 3.2, 4.1, 5, 38, Exhibit C, Exhibit D are incorporated herein and shall be the terms and conditions of this Sublease (with each reference therein to "Landlord" or "Lessor", "Tenant" or "Lessee" and "Lease" to be deemed to refer to Sublessor, Sublessee, and Sublease, respectively, as appropriate except the following provisions that are incorporated herein, the reference to Landlord or Lessor shall mean Master Lessor only, 7.1, 8.2, 8.4, 9, 10, 16), and along with all of the following terms and conditions set forth in this document, shall constitute the complete terms and conditions of this Sublease.

     1.3   Obligations of Sublessor. Notwithstanding anything herein contained,
           ------------------------
the only services or rights to which Sublessee is entitled hereunder are those to which Sublessor is entitled under the Master Lease, and for all such services and rights Sublessee shall look solely to the Master Lessor under the Master Lease, and the obligations of Sublessor hereunder shall be limited to using its reasonable good faith efforts to obtain the performance by Master Lessor of its obligations. Sublessor shall have no liability to Sublessee or any other person for damage of any nature whatsoever as a result of the failure of Master Lessor to perform said obligations except for Master Lessor's termination of the Sublessor's interest as Lessee under the Master Lease in the event of Sublessor's breach of the Master Lease, and Sublessee shall indemnify and hold Sublessor harmless from any and all claims and liability whatsoever for any such damage including, without limitation, all reasonable costs and reasonable attorneys' fees incurred in defending against same.

                                   ARTICLE 2

                                     TERM

     2.1   Term. The term of this Sublease shall commence on September 1, 1999.
           ----
This shall be referred to as the "Commencement Date." The term of this Sublease shall end on December 31, 2002, unless sooner terminated pursuant to any provision of the Master Lease applicable to the Subleased Premises (the "Expiration Date"). Sublessor shall have no obligation to Sublessee to exercise any of its options to extend under the Master Lease.

     2.2   Option to Extend. Sublessee shall have no option to extend this
           ----------------
Sublease.

     2.3   Sublessor's Inability to Deliver Premises. In the event Sublessor is
           -----------------------------------------
unable to deliver possession of the Subleased Premises on or before September 1, 1999, Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable, but Sublessee shall not be liable for Rent until such time as Sublessor delivers possession of the Subleased Premises to Sublessee, but the term hereof shall not be extended by such delay. If Sublessee, with Sublessor's consent, takes possession prior to commencement of the term, except as provided in Paragraph 2.4 hereafter, Sublessee shall do so subject to all the covenants and conditions hereof and shall pay pro rated Base Rent for each day at the same rate as that prescribed for the first month of the term. In the event Sublessor has been unable to deliver possession of the Subleased Premises within thirty (30) days after September 1, 1999, Sublessee, at Sublessee's sole option, may terminate this Sublease.

     2.4   Early Access. Sublessee shall have access to the Subleased Premises
           ------------
for purposes of installation of equipment and trade fixtures up to seven (7) days before the Commencement Date, subject to this Sublease except for payment of Rent.

                                   ARTICLE 3

                                     RENT

     3.1   Rent. Sublessee shall pay to Sublessor each month during the term of
           ----
this Sublease, rent in the amount of Seven Thousand Five Hundred Thirty and 25/100 Dollars ($7,530.25), in advance, on Sublease execution for the first month and on or before the first of each month thereafter subject to annual increases as set forth in the Master Lease (CPI with minimum of 4% and maximum of 8%), though the first increase shall not be until January 1, 2001 ("Base Rent"). Rent for partial months at the commencement or termination of this Sublease shall be prorated. Rent shall be paid to the Sublessor at its business address noted herein, or at any other place Sublessor may from time to time designate by written notice mailed or delivered to Sublessee.

     3.2   Additional Rent. If Sublessor shall be charged for additional rent or
           ---------------
other sums pursuant to any of the provisions of the Master Lease, Sublessee shall be liable for its pro rata share (as defined in the Master Lease) of such additional rent or sums. If Sublessee shall procure any additional services from Master Lessor, Sublessee shall make such payment to Sublessor or Master Lessor, as Sublessor shall direct. Any rent or other sums payable by Sublessee under this Section 3 shall constitute and be due as additional rent. Base Rent and additional rent shall herein be referred to as "Rent".

                                   ARTICLE 4

                               SECURITY DEPOSIT

     4.1   Security Deposit. Upon execution hereof, Sublessee shall deposit with
           ----------------
Sublessor the sum of Seven Thousand Five Hundred Dollars ($7,500.00) as and for a Security Deposit to secure Sublessee's full and timely performance of all of its obligations hereunder. If Sublessee fails to pay Rent or any other sums as and when due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may (but shall not be obligated to) use, apply, or retain all or any portion of said deposit for payment of any sum for which Sublessee is obligated or which will compensate Sublessor for any loss or damage which Sublessor may suffer thereby. Any such use, application,,or retention shall not constitute a waiver by Sublessor of its right to enforce its other remedies hereunder, at law, or in equity. If any portion of said deposit is so used, applied, or retained, Sublessee shall, within 10 business days after delivery of written demand from Sublessor, restore said deposit to its original amount. Sublessee's failure to do so shall constitute a material breach of this Sublease, and in such event Sublessor may elect, among or in addition to other remedies, to terminate this Sublease. Sublessor shall not be a trustee of such deposit, and shall not be required to keep this deposit separate from its accounts. Sublessor alone shall be entitled to any interest or earnings thereon and Sublessor shall have the free use of same. If Sublessee fully and faithfully performs all of its obligations hereunder, then so much of the deposit as remains shall be returned to Sublessee (without payment of interest or earnings thereon) within 30 days after the later of (i) expiration or sooner termination of the term hereof, or (ii) Sublessee's surrender of possession of the Subleased Premises to Sublessor.

                                   ARTICLE 5

                        CONDITION OF SUBLEASED PREMISES

     5.1   Condition of the Subleased Premises. Sublessee acknowledges that as
           -----------------------------------
of the Commencement Date, the Subleased Premises, and every part thereof, are in good condition and without need of repair, and Sublessee accepts the Subleased Premises "as is", Sublessee having made all investigations and tests it has deemed necessary or desirable in order to establish to its own complete satisfaction the condition of the Subleased Premises. Sublessee accepts the Subleased Premises in their condition existing as of the Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Subleased Premises and any covenants or restrictions of record. Sublessee acknowledges that neither Sublessor nor Master Lessor have made any representations or warranties as to the condition of the Subleased Premises or its present or future suitability for Sublessee's purposes.

                                   ARTICLE 6

                                   INSURANCE

     6.1   Sublessee's Insurance. With respect to the Tenant's insurance under
           ---------------------
the Master Lease, the same is to be provided by Sublessee as described in the Master Lease, and such policies of insurance shall include as named insureds Master Lessor, Sublessor and any lender as required by Master Lessor.

     6.2   Waiver of Subrogation. With respect to the waiver of subrogation
           ---------------------
contained in the Master Lease, such waiver shall be deemed to be modified to constitute an agreement by and among Master Lessor, Sublessor and Sublessee (and Master Lessor's consent to this Sublease shall be deemed to constitute its approval of this modification).

                                   ARTICLE 7

                         USE OF PREMISES; IMPROVEMENTS

     7.1   Use of Premises. Sublessee shall use the Subleased Premises only for
           ---------------
those purposes permitted in the Master Lease.

     7.2   Alterations; Improvements. Except as set forth in Exhibit "C" hereto,
           -------------------------
Sublessee shall not make any alterations, improvements, or modifications to the Subleased Premises without the express prior written consent of Sublessor and of Master Lessor, which consent by Sublessor shall not be unreasonably withheld. On termination of this Sublease, Sublessee shall remove any or all of such improvements and to restore the Subleased Premises (or any part thereof) to the same condition as of the commencement date of the Master Lease, reasonable wear and tear excepted or as otherwise instructed in writing by either Sublessor or Master Lessor. Should Sublessee fail to remove such improvements and restore the Subleased Premises on termination of this Sublease unless instruction otherwise in writing as set forth above, Sublessor shall have the right to do so, and charge Sublessee therefor.

                                   ARTICLE 8

                     ASSIGNMENT, SUBLETTING & ENCUMBRANCE

     8.1   Consent Require. Sublessee shall not assign this Lease or any
           ---------------
interest therein nor shall Sublessee sublet, license, encumber or permit the Subleased Premises or any part thereof to be used or occupied by others, without Sublessor's and Master Lessor's prior written consent, which shall not be unreasonably withheld. The consent by Sublessor and Master Lessor to any assignment or subletting shall not waive the need for Sublessee (and Sublessee's assignee or subtenant) to obtain the consent of Sublessor and Master Lessor to any different or further assignment or subletting. All Conditions and Standards set forth in the Master Lease regarding assignments and subletting shall apply, and to the extent there is any Bonus Rents, (Rent paid by such Assignee or Sublessee in excess of Rent paid by Sublessee hereunder) the Bonus Rent shall first be split per the Master Lease and any Bonus Rent to go to Sublessee shall be split 50150 with Sublessor to be paid to Sublessor within ten (10) days of receipt by Sublessee.

     8.2   Form of Document. Every assignment, agreement, or sublease shall (i)
           ----------------
recite that it is and shall be subject and subordinate to the provisions of this Sublease, that the assignee or subtenant assumes Sublessee's obligation hereunder, that the termination of this Sublease shall at Sublessor's sole election, constitute a termination of every such assignment or sublease, and
(ii) contain such other terms and conditions as shall be reasonably requested or provided by Sublessor's attorneys.

     8.3   No Release of Sublessee. Regardless of Sublessor's consent, no
           -----------------------
subletting or assignment shall release Sublessee of Sublessee's obligation or alter the liability of Sublessee to pay the Rent and to perform all other obligations to be performed by Sublessee hereunder. The acceptance of Rent by Sublessor from any other person shall not be deemed to be a waiver by Sublessor of any provision hereof. In the event of default by any assignee, subtenant or any other successor of Sublessee, in the performance of any of the terms hereof, Sublessor may proceed directly against Sublessee without the necessity of exhausting remedies against such assignee, subtenant or successor.

     8.4   Default. An involuntary assignment shall constitute a default and
           -------
Sublessor shall have the right to elect to terminate this Sublease, in which case this Sublease shall not be treated as an asset of Sublessee.


                                   ARTICLE 9

                                    DEFAULT

     9.1   Default Described. The occurrence of any of the following shall
           -----------------
constitute a material breach of this Sublease and a default by Sublessee: (i) failure to pay Rent or any other amount within ten (10) days after due; (ii) all those items of default set forth in the Master Lease which remain unsecured after the cure period provided in the Master Lease; or
(iii) Sublessee's failure to perform timely and subject to any cure periods any other material provision of this Sublease or the Master Lease as incorporated herein.

     9.2   Sublessor's Remedies. Sublessor shall have the remedies set forth in
           --------------------
the Master Lease as though Sublessor is Master Lessor. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

     9.3   All Sums Due and Payable as Rent. Sublessee shall also pay without
           --------------------------------
notice, or where notice is required under this Sublease, immediately upon demand without any abatement, deduction, or setoff, as additional rent all sums, impositions, costs, expenses, and other payments which Sublessee in any of the provisions of this Sublease assumes or agrees to pay, and, in case of any nonpayment thereof, Sublessor shall have, in addition to all other rights and remedies, all the rights and remedies provided for in this Sublease or by law in the case of nonpayment of rent.

     9.4   Sublessor Default. For purposes of this Sublease, Sublessor shall not
           -----------------
be deemed in default hereunder unless and until Sublessee shall first deliver to Sublessor thirty (30) days' prior written notice, and Sublessor shall fail to cure said default within said thirty (30) day period, or in the event Sublessor shall reasonably require in excess of thirty (30) days to cure said default, shall fail to commence said cure within ten (10) days after notice thereof, and thereafter diligently to prosecute the same to completion.

     9.5   Notice of Event of Default under Master Lease. Sublessor shall notify
           ---------------------------------------------
Sublessee of any Event of Default under the Master Lease, or of any other event of which Sublessor has actual knowledge which will impair Sublessee's ability to conduct its normal business at the Subleased Premises, as soon as reasonably practicable following Sublessor's receipt of notice from Master Lessor of an Event of Default or Sublessor's actual knowledge of such impairment.

                                  ARTICLE 10

                           CONSENT OF MASTER LESSOR

     10.1  Precondition. The Master Lease requires that Sublessor obtain the
           ------------
consent of Master Lessor to any subletting by Sublessor. This Sublease shall not be effective unless Master Lessor signs a consent to this subletting satisfactory to Sublessor and Sublessee and including Master Lessor's approval of the proposed alterations by Sublessee set forth in Exhibit C hereto.

                                  ARTICLE 11

                                 MISCELLANEOUS

     11.1  Conflict with Master Lease; Interpretation. In the event of any
           ------------------------------------------
conflict between the provisions of the Master Lease and this Sublease, the Master Lease shall govern and control except to the extent directly contradicted by the terms of this Sublease. No presumption shall apply in the interpretation or construction of this Sublease as a result of Sublessor having drafted the whole or any part hereof.

     11.2  Remedies Cumulative. The rights, privileges, elections, and remedies
           -------------------
of Sublessor in this Sublease, at law, and in equity are cumulative and not alternative.

     11.3  Holding Over. Any holding over by Sublessee after expiration of this
           ------------
Sublease with the consent of Sublessor and Master Lessor shall be deemed a tenancy from month-to-month at a monthly rate of 150% of the Base Rent and other amounts due for the last month of the Sublease term and shall otherwise be on the same terms and conditions set forth herein. Said monthly rent shall be due and payable monthly in advance on the first day of the month and otherwise as provided for in Article 3 hereof until such tenancy is terminated by Sublessor or Sublessee upon 30 days notice.

                                  ARTICLE 12

                             BROKER'S COMMISSIONS

     12.1  Commission. Sublessor and Sublessee represent and warrant to each
           ----------
other that each has dealt with the following brokers CRESA Partners, LLC (Sublessor's Broker) and Grubb & Ellis (Sublessee's Broker) and with no other agent, finder, or other such person with respect to this Sublease and each agrees to indemnify and hold the other harmless from any claim asserted against the other by any broker, agent, finder, or other such person not identified above as Sublessor's Broker or Sublessee's Broker. The Commission to the Brokers is pursuant to separate agreement.

                                  ARTICLE 13

                             NOTICES AND PAYMENTS

     13.1  Certified Mail. Any notice, demand, request, consent, approval,
           --------------
submittal or communication that either party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by prepaid, first-class certified mail or commercial overnight delivery service. Such Notice shall be effective on the date of actual receipt (in the case of personal service or commercial overnight delivery service) or two days after deposit in the United States mail, to the following addresses:

           Sublessor at: c/o GlycoDesign Inc., attention Patrick Michaud,
           480 University Avenue, Suite 900, Toronto, Ontario, M5G IV2
           Canada, telephone (416) 593-6027, Extension 243, FAX (416) 593-8988.

           Sublessee at the Subleased Premises, whether or not Sublessee has abandoned or vacated the Subleased Premises or notified the Sublessor of any other address, with a copy to: SciQuest.com, Inc., 5151 McCrimmon Parkway, Suite 208, Morrisville, NC 27560, Attn. Jim Scheuer, Chief Financial Officer.

                                  ARTICLE 14

                                ATTORNEYS' FEES

     14.1   Sublessor Made Party to Litigation. If Sublessor becomes a party to
            ----------------------------------
any litigation brought by someone other than Sublessee and concerning this Sublease, the Premises, or Sublessee's use of occupancy of the Subleased Premises, based upon any real or alleged act or omission of Sublessee or its authorized representatives, Sublessee shall be liable to Sublessor for reasonable attorneys' fees and court costs incurred by Sublessor in the litigation.

     14.2   Certain Litigation Between the Parties. In the event any action or
            --------------------------------------
proceeding at law or in equity or any arbitration proceeding be instituted by Sublessor for damages or possession of the Subleased Premises or both, for an alleged breach of any obligation of Sublessee under this Sublease, to recover rent, to terminate the tenancy of Sublessee at the Subleased Premises, or to enforce, protect, or establish any right or remedy of Sublessor, the prevailing party (by judgment or settlement) in such action or proceeding shall be entitled to recover as part of such action or proceeding such reasonable attorneys' fees, expert witness fees, and court costs as may be fixed by the court or jury.

                                  ARTICLE 15

                                   EXHIBITS

     15.1   Exhibits and Attachments. All exhibits and attachments to this
            ------------------------
Sublease are a part hereof.

     IN WITNESS WHEREOF, Sublessor and Sublessee have executed and delivered this Sublease on the date first set forth above.

SUBLESSOR                               SUBLESSEE

Vascular Therapeutics, Inc.,                 SciQuest.Com, Inc.
a California corporation                     a Delaware Corporation

By:  /s/ Julian Carver                       By:  /s/ James J. Scheuer

Its: Treasurer                               Its: Chief Financial Officer

Date:  August 21, 1999


By: ________________________                 By: __________________________

Its: _______________________                 Its: _________________________

                                   Exhibit B
                                   ---------

                                 Master Lease
                                 ------------

STANDARD OFFICE LEASE-GROSS

1. Basic Lease Provisions ("Basic Lease Provisions")

     1.1 Parties: This Lease, dated, for reference purposes only, April 15,1997, is made by and between Crossroads Investment Group a California general partnership , (herein called "Lessor") and Vascular Therapeutics, Inc., a California corporation, (herein called "Lessee").

     1.2 Premises: Suite Number 270, consisting of approximately 2,317 rentable square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

     1.3 Building: Commonly described as being located at 700 E. El Camino Real, in the City of Mountain View, County of Santa Clara , State of California, as more particularly described in Exhibit A hereto, and as defined in paragraph 2.

     1.4  Use: General offices, subject to paragraph 6.

     1.5 Term: Five (5) years commencing January 1, 1998 ("Commencement Date") and ending December 31, 2002, as defined in paragraph 3.

     1.6 Base Rent: $_________ per month, payable on the first day of each month per paragraph 4.1

     1.7 Base Rent Increase: On each anniversary of the Commencement Date, the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

     1.8  Rent Paid Upon Execution: $_________ for first month's base rent.

     1.9  Security Deposit: $__________ per paragraph 5.

     1.10 Lessee's Share of Operating Expense Increase: 4.67% as defined in paragraph 4.2.

2. Premises, Parking and Common Areas.

     2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking areas used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project", Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions. paragraph 1.2, as the "Premises", including rights to the Common Areas as hereinafter specified.

     2.2 Vehicle Parking: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use its pro rata share of parking spaces in the Office Building Project at no charge by Lessor. Lessee shall be responsible for paying any rate applicable for parking as set by any governmental authority.

     2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.3 Common Areas-Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways. ramps, driveways, landscaped areas and decorative walls.

     2.4 Common Areas-Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees or invitees of the Office Building Project,

     2.5 Common Areas-Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

     (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces. parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided. however, Lessor shall at all times provide the parking facilities required by applicable law;

     (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

     (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

     (d)  To add additional buildings and improvements to the Common Areas;

     (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

     (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3. Term.

     3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

     3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but, in such case, Lessee shall not obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

     3.2.1 Possession Tendered-Defined. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, and (3) Lessee has reasonable access to the Premises.

     3.2.2 Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

     3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

     3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4. Rent.

     4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase", in accordance with the following provisions:

     (a) "Lessee's Share" is defined, for purposes of this Lease as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate rentable square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

     (b) "Base Year" is defined as the calendar year in which the Lease term commences.

     (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

     (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

            (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                    (aa) The Common Areas. Including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                    (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems, including sprinkler system maintenance and repair.

            (ii)   Trash disposal, janitorial and security services;

            (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense",

            (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

            (v) The amount of the real property taxes to be paid by Lessor under paragraph 10. 1 hereof;

            (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project; (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project and an additional administration fee to Lessor equal to five percent (5%) of operating expenses;

            (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby, amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

            (ix) Replacements of equipment or improvements amortized over its useful life.

     (e) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

     (f) Lessee's Share of Operating Expense Increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

     4.3 Rent Increase.

     4.3.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the published increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers (1982-84) all items for the city nearest the location of the Office Building Project, herein referred to as "C.P.I.", since the date of this Lease.

     4.3.2 The monthly Base Rent payable pursuant to paragraph 4.3.1 shall be calculated as follows: the Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment. In no event shall the annual rent increase be less than four percent (4%) or greater than eight percent (8%).

     4.3.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculations. Should the Index be discounted, Lessor may substitute any substantially equivalent official index (as determined in Lessor's sole reasonable discretion) and Landlord shall use appropriate conversion factors to accomplish such substitution.

     4.3.4 Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make such payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental installments then due. Thereafter the rental shall be paid at the increased rate.

     4.3.5 At such time as the amount of any change in rental required by this Lease is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. Use.

     6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

     6.2 Compliance with Law. Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

     6.3 Hazardous Materials.

     (a) (i) Lessee shall not cause or permit the release, discharge, deposit, presence, use, generation, storage or disposal of, on, under, from or about the Premises any Hazardous Materials (as defined below) in violation of any Environmental Law (as defined below).

         (ii) Lessor shall not cause or permit the release, discharge, deposit, presence, use, generation, storage or disposal of, on, under, from or about any portion of the Office Building Project any Hazardous Materials (as defined below) in violation of any Environmental Law (as defined below).

     (b) For purposes of this Section 6.2.3, the term "Environmental Law" shall mean any federal, state or local laws, ordinances or regulations, all as may be amended from time to time, and the term "Hazardous Materials" shall mean those substances (i) defined as "hazardous substances," "hazardous materials," "toxic substances," "hazardous wastes," "extremely hazardous wastes," or "restricted hazardous wastes," or (ii) stated to be known to cause cancer of reproductive toxicity, or (iii) defined in similar terms as substances which are hazardous to, harmful to or have an adverse affect on the environment or environmental conditions, health and safety or industrial hygiene under any Environmental Law.

     (c) (i) Lessee, at Lessee's sole cost and expenses, shall comply with all Environmental Laws now or hereafter in effect pertaining to any Hazardous Materials which are released, discharged, deposited, used, generated, stored or disposed at, in, on, under, from or about the Premises by Lessee, its employees, agents, contractors or suppliers.

         (ii) Lessor, at Lessor's sole cost and expense, shall comply with all Environmental Laws now or hereafter in effect pertaining to any Hazardous Materials which are released, discharged, deposited, used, generated, stored or disposed at, in, on, under, from or about any portion of the Office Building Project by any entity other than Lessee or Lessee's employees, agents, contractors, or suppliers. No portion of any such cost shall be passed through to Lessee as an operating expense.

     (d) (i) Lessee shall indemnify and hold Lessor harmless from and against all claims, demands, actions, damages, costs, liabilities and expenses (including, without limitation, foreseeable and unforeseeable consequential damages and the cost of any required or necessary repair, clean-up or detoxifications of the Improvements and the preparation of any closure or other required plans and injuries to persons, property and national resources ) directly or indirectly arising out of the actual or alleged release, discharge, deposit presence, use, generation, storage or disposal of Hazardous Materials (such incident is referred to herein as a "Contamination") at, in, or on any portion of the Office Building Project caused by or allowed by Lessee, its employees, agents, contractors or suppliers.

         (ii) Lessor shall indemnify and hold Lessee harmless from and against all claims, demands, actions, damages, costs, liabilities and expenses (including, without limitation, foreseeable and unforeseeable consequential damages and the cost of any required or necessary repair, clean-up or detoxification of any required or necessary repair, clean-up or detoxification of any portion of the Office Building Project and the preparation of any closure or other required plans and injuries to persons, property and national resources) directly or indirectly arising out of any contamination at, in, on or under any portion of the Building Project caused by or allowed by any entity other than Lessee, its employees, agents, contractors, or suppliers. No portion of any such cost shall be passed through to Lessee as an operating expense.

     6.4 Condition of Premises. Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county, state and federal laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7. Maintenance, Repairs, Alterations and Common Area Services.

     7.1 Lessor's Obligations. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2  Lessee's Obligations.

     (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

     (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

     7.3 Alterations and Additions.

     (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph
7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

     (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that the Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

     (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

     (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

     (e) All alterations, improvements, additions and Utility Installations (whether or not such utility installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this Paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

     (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

     7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. Insurance Indemnity.

     8.1 Liability Insurance-Lessee. Lessee shall at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability Insurance utilizing an Insurance Services Office Standard form with Broad Form General Liability Endorsement (GLO404), or equivalent, in an amount of not less than $ 1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

     8.2 Liability Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less that $5,000,000.00 per occurance.

     8.3 Property Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost as the same may exist from time to time, of allof Lessee's personal property, fixtures, equipment and tenant improvements.

     8.4 Property Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not

Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9. 1 (f) hereof, the deductible amounts under the applicable insurance Policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 Insurance Policies. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1, or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least sixty (60) days prior to the expiration of such policies, furnish Lessor with renewals thereof. Lessor shall be named as additional insured on all policies required of Lessee by this Lease.

     8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary, all property insurance policies required under this Lease shall be endorsed to so provide.

     8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason, of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or y to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage. obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project or of the equipment fixtures or appurtenances applicable thereto and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building, Project nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

     8.9 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9. Damage or Destruction Definitions.

     9.1 Definitions

     (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

     (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

     (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the building.

     (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

     (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

     (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

     (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those included by Lessor at Lessee's expense.

     9.2 Premises Damage; Premises Building Partial Damage.

(a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

     (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

      9.3 Premises Building Total Destruction; Office Building Project Total Destruction.

Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

      9.4 Damage Near End of Term.

      (a) Subject to paragraph 9.4(b), if at any time during the last twelve
(12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

      (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

      9.5 Abatement of Rent; Lessee's Remedies.

(a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

      (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

     10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

     10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

      10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax": or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership. or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof

     10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's worksheets or such other information (which may include the cost of construction) as must be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 Personal Property Taxes.

     (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

     (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Services and Utilities.

     11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air-conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

     11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

     11.3 Hours of Service. Said services and utilities shall be provided from 7:00 a.m. to 6:00 p.m. Monday through Friday. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

     11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the 0ffice Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion. install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12. Assignment and Subletting.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13. 1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or
(b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are mutually changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 Terms and Conditions Applicable to Assignment and Subletting.

     (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed BY Lessee hereunder.

     (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

     (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

     (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

     (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

     (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor or Lessee.

     (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default except as may be otherwise stated by Lessor at the time.

     (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

     12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease before or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under sublease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

     (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

     (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

     (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys, architects, engineers or other consultants fees.

     12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater. Lessor may consent to the proposed assignment or sublease on the condition that Lessee agrees to pay to Lessor, as additional rent; Fifty Percent (50%) of any and all rents or other consideration (including key money) received by Lessee from the assignee or sublessee by reason of such assignment or sublease in excess of the rent payable by Lessee to Lessor under this Lease (less any brokerage commissions or advertising expenses incurred by Lessee in connection with the assignment or sublease). Lessee expressly agrees that foregoing is a reasonable condition for obtaining Lessor's consent to any assignment or sublease.

13. Default; Remedies.

     13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

     (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

     (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting),
13. 1 (a) (vacation or abandonment), 13. 1 (e) (insolvency), 13. 1 (f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 4 1.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

     (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

     (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

     (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in I I U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60)
days): (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13. 1 (e) is contrary to any applicable law, such provision shall be of no force or effect.

     (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

     13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

     (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorney's fees; and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

     (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Estoppel Certificate.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing
(1) Certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

16. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided herein, in the event of any transfer of such title or interest Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

17. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

18. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that Interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

19. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

20. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

21. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the listing real estate broker nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

22. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

23. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the some or any other provision. Lessor's consent to, or approval of, any ad shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

24. Recording. This lease shall not be recorded.

25. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred fifty percent (l50%) of the rent payable immediately preceding the termination of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said mouth to month tenancy.

26. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

28. Binding Effect Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 16, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

29. Subordination.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of Wust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 29(b).

30. Attorneys' Fees.

     30.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

     30.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

     30.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

31. Lessor's Access.

     31.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     31.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

     31.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, closets and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

32. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of an auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

33. Signs. Lessee shall place a Lessor standard sign in Office Building Project directory and by entrance to Premises. Lessee shall be permitted signage on the Building. All signs require appropriate government approval and Lessor's prior written consent before placement. Lessee shall be responsible for all costs associated with signage. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

34. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor. shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

35. Consents. Except for paragraphs 32 (auctions) and 33 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

36. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

37. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants. conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

38. Options.

     38.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

     38.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion, thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease. nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     38.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     38.4 Effect of Default on Options.

     (a) Lessee shall have no right to exercise an Option. notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph
13.1 (c) or 13.1 (d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid. or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13. 1 (c), or paragraph 13. 1 (d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described paragraph 13.l(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 38.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease.(i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13. 1 (d) within thirty (30) days after the day that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessor gives to Lessee three or more notices of default under paragraph
13.1 (c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv)if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

39. Security Measures-Lessor's Reservations.

     39.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee. its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses as set forth in paragraph 4.2(b).

     39.2 Lessor shall have the following rights:

     (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

     (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

     (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

     (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

     39.3 Lessee shall not:

     (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

     (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

40. Easements.

     40.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents on request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     40.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

41. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

42. Authority. If Lessee is a corporation. trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

43. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, is any, shall be controlled by the typewritten or handwritten provisions.

44. No Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

45. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

46 Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

47. Existing Conditions.

     47.1 This Lease is supplemented by that certain Improvements Exhibit attached hereto as Exhibit C, and incorporated herein by this reference. Other than the work to be performed as specified in Exhibit C, Lessee hereby accepts the Premises in its existing "As-is" condition.

     47.2 The amount of square footage in the premises, as set forth in paragraph 1.2 hereof, is an approximation and there shall be no adjustment in the Base Rent if the square footage is more or less than that amount.

48. Attachments. Attached hereto are the following documents which constitute a part of this Lease:

                             Exhibit A - Floorplan
                       Exhibit B - Rules and Regulations
                           Exhibit C - Improvements
                              Exhibit D - Options

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LESSOR                                                      LESSEE
Crossroads Investment Group,                                Vascular Therapeutics, Inc.
a California general partnership                            a California corporation

by /s/ Bernard Kotansky                                     by /s/ James Allen
   ------------------------                                    -------------------------
   Bernard Kotansky  Managing Partner                          James Allen, President
   Address: 14651 S. ascom Ave., Suite 280                     Address: 700 E. El Camino Real, Suite 270
   Los Gatos, CA 95032                                         Mountain View, CA 94040

Date: 4/22/97                                Date: 4/14/97
      -------                                      -------

                                   EXHIBIT A
                                   FLOORPLAN

                       700 E. El Camino Real, Suite 270
                             2,075 sq. ft. usable
                            2,317 sq. ft. rentable


                  [Graphic of Office Floorplan Inserted Here]

                                   EXHIBIT B
                RULES AND REGULATIONS FOR STANDARD OFFICE LEASE

GENERAL RULES

 1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

 2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

 3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

 4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

 5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

 6. Lessee shall not alter any lock or install new or additional locks or bolts.

 7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

 8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

 9. Lessee shall not Suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity

11. Lessee shall not employ any service or contractor. for services or work to be performed in the Building, except as approved by Lessor.

12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 6 P.M. and 8 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. No window coverings, shades or awnings shall be installed or used by Lessee.

15.  No Lessee, employee or invitee shall go upon the roof of the Building.

16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation, except microwave and coffee maker use by Lessee's employees.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency

21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22   Lessee assumes all risks from theft or vandalism and agrees to keep its
Premises locked as may be required.

23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

PARKING RULES

 1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles", Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles".

 2. Lessee shall not permit or allow any vehicles that belong to or re controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

 3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

 4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

 5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent off-site location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

 6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

 7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

 8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

 9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                   EXHIBIT C
                                 IMPROVEMENTS

Lessee takes and accepts the Premises in its present "AS-IS" condition. Lessor has made no representations or warranties as to the physical condition of the Premises or any other matter concerning the Premises. Lessee has inspected the Premises, is familiar with the conditions of the Premises and is not relying upon any representations or warranties of the Lessor.

Lessor shall make the following improvements to the Premises as soon as possible after the Commencement Date of the Lease:

     I .  Install standard grade and color carpet throughout.

Any additional improvements made to the Premises shall be at Lessee's sole cost and expense, subject to approval of Lessor per Paragraph 7 and other terms and conditions of this Lease Agreement, and Lessor shall have no responsibility thereafter.

                                   EXHIBIT D
                                    OPTION

     A. Provided that Lessee has not assigned this Lease or sublet all or any part of the Premises and provided further that Lease is not in default under this Lease at the time of exercise of the hereinafter described option or at the time of termination of the then existing term of this Lease, as the case may be, Lessee shall have one (1) option to extend the term of this Lease for a period of five (5) years (the "Extended Term"). Lessee may exercise said option only by giving Lessor written notice of its exercise of said option no later than one hundred eighty (180) days prior to the expiration date of the Lease. In all respects, the terms, covenants and conditions of this Lease shall remain unchanged during the Extended Term, except that the Monthly Installment of rent payable during the Extended Term shall be increased in accordance with subparagraph B below, and except that there shall be no further option to extend the term of this Lease at the end of the Extended Term.

     B. Promptly following the exercise of each option to extend, the parties shall meet and endeavor to agree upon the Fair Market Rental (including initial rental rate of the Extended Term and amount and timing of increases during the Extended Term) of the Premises as of the first day of the Extended Term. In determining the Fair Market Rental for the Premises, the Premises shall be compared only to buildings of a similar quality and size and with similar improvements and amenities in Santa Clara County and all legal uses of the Premises shall be considered. If within thirty (30) days after the exercise of the option, the parties cannot agree upon the Fair Market Rental for the Premises as of the first day of the Extended Term, either party may terminate this Option by giving written notice to the other party prior to the expiration of the thirty (30) day period. If neither party elects to terminate the Option then both parties shall submit the matter to binding appraisal in accordance with the following procedure: Within thirty (30) days after the exercise of the Option, the parties shall either (a) jointly appoint an appraiser for this purpose or (b) failing this joint action separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless he or she has at least five (5) years experience in appraising major commercial property in Santa Clara County and is a member of a recognized society of real estate appraisers. If, within thirty five (35) days after the appointment, the two appraisers reach agreement on the Fair Market Rental for the Premises as of the first day of the Extended Term, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the question presented within thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If within thirty (30) days after the appointment of the third appraiser, a majority of appraisers agree on the Fair Market Rental of the Premises as of the first day of the Extended Term, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser, a majority of the appraisers cannot reach agreement on the question presented, then the three appraisers shall each submit their independent appraisal to the parties and the appraisal farthest from the median of the three appraisals shall be disregarded and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rental of the Premises as of the first day of the Extended Term and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten ( 10) days after the appraisers appointment by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association, or on its failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of Santa Clara County, California.

                                   Exhibit C
                                   ---------

                             Sublessee Alterations
                             ---------------------

                                   FLOORPLAN

                       700 E. El Camino Real, Suite 270
                             2,075 sq. ft. usable
                            2,317 sq. ft. rentable


                 [Graphic of Office Floorplan Inserted Here.]

                         LESSOR'S CONSENT TO SUBLEASE

The undersigned, Lessor under the Master Lease attached as Exhibit "A", hereby consents to the subletting of the Premises described herein on the terms and conditions contained in this Sublease subject to the following

1. No Release. This Consent to Sublease shall in no way release the Sublessor or any person or entity claiming by, through or under Sublessor, including Sublessee, from any of its covenants, agreements, liabilities and duties under the Lease, as the same may be amended from time to time, without respect to any provision to the contrary in the Sublease.

2. Specific Provisions of Lease and Sublease. This Consent to Sublease consenting to a sublease to Sublease does not constitute approval by Lessor of any of the provision of the Sublease document or agreement thereto or therewith; nor shall the same be construed to amend the Lease in any respect, any purported modifications being solely for the purpose of setting forth the rights and obligations as between Sublessor and Sublessee, but not binding Lessor. The Sublease in all respects, subject and subordinate to the Lease, as the same may be amended- Furthermore, in the case of any conflict between the provisions of this Consent to Sublease or the Lease and the provisions of the Sublease, the provisions of this Consent to Sublease or the Lease, as the case may be, shall prevail unaffected by the Sublease.

3. Limited Consent. This Consent to Sublease does not and shall not be construed or implied to be a consent to any other matter for which Lessor's consent is required under the Lease, including without limitation, any Alterations under the Lease.

4. Sublessor's Continuing Liability. Sublessor shall be liable to Lessor for any default under the Lease. whether such default is caused by Sublessor or Sublessee or anyone claiming by or through either Sublessor or Sublesse, but the foregoing shall not be deemed to restrict or diminish any right which Lessor may have against Sublesse pursuant to the Lease in law or in equity for violation of the Lease or otherwise, including without limitation, the right to enjoin or otherwise restrain any violation of the Lease by Sublessee.

5. Default by Sublessor under the Lease. If Sublessor defaults under the Lease, Lessor may elect to receive directly from Sublessee and sums due or payable to Sublessor by Sublessee pursuant to the Sublease. Upon written notice from Lessor, Sublessee shall thereafter pay to Lessor any and al1 sums due or payable under the Sublease. In such event; Sublessor shall receive from Lessor a corresponding credit for such sums against any payments then due or thereafter becoming due from Sublessor.

6. Termination of Lease. If at any time prior to the expiration of the term of the Sublease the Lease shall terminate or be terminated for any reason, the Sublease shall simultaneously terminate. However, Sublessee agrees, at the election and upon written demand of Lessor, and not otherwise to attorn to Lessor for the remainder of the term of the Sublease, such attornment to be upon all of the terms and conditions of the Lease, except that the Base Rent set forth in the Sublease shall be substituted for the Base Rent set forth in the Lease and the computation of Additional Rent as provided in the Lease shall be modified as set forth in the Sublease. The foregoing provisions of this paragraph shall apply notwithstanding that as a matter of law, the Sublease may otherwise terminate upon the termination of the Lease and shall be self-operative upon such written demand of the Lessor, and no further instrument shall be required to give effect to said provisions. Upon the demand of Lessor, however, Sublessee agrees to execute, from time to time, documents in confirmation of the foregoing provisions of this paragraph satisfactory to Lessor in which Sublessee shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

7. Sublease Profits. Pursuant to the Master Lease, provided this Sublease remains in full force and effect, Sublessor agrees to pay to Lessor each month, along with the base monthly rent due under the Lease, the sublease profits as specified in the Master Lease.

8. No Waiver; No Privity. Nothing herein contained shall be deemed a waiver of any of the Lessor's rights under the Lease. In no event, however, shall Lessor be deemed to be in privity of contract with Sublessee or owe any obligation or duty to Sublessee under the Lease or otherwise, any duties of Lessor under the Lease being in favor of, for the benefit of and enforceable solely by Sublessor.

9. Notices. Sublessee agrees to promptly deliver a copy to Lessor of all notices of default and all other notices sent to Sublessor under the Sublease, and Sublessor agrees to promptly deliver a copy to Lessor of all such notices sent to Sublessee under the Sublease, All copies of any such notices shall be delivered personally or sent by United States registered or certified mail, postage prepaid, return receipt requested to Lessor.

10. Sublesse's Alterations Subject to all terms and conditions set forth in this Consent to Sublease and in the Master Lease and Sublease Agreement, Master Lessor and Sublassor agree to allow Sublessee, at Sublessee's sole cost and expense, to make certain minor alterations to the Premises in accordance with Exhibit "C" of the Sublease Agreement. Upon execution of this Consent, Sublessee agrees to deposit with Master Lessor the sum of Five Thousand Dollars ($5,000.00) being the amount deemed necessary for the restoration and reconstruction of the proposed alterations (which include but are not limited to removal of 2 doors, a wall, minor electrical, carpet patch and paint) described in Exhibit "C" pertaining to offices #105 and #106. Additionally, at the expiration of the Sublease Term, Sublessee agrees to remove the projection room.

    In the event Master Lessor elects not to restore and reconstruct said alterations pertaining to offices # 105 and #106, Master Lessor agrees in good faith to return said Five Thousand Dollars ($5,000.00) to Sublessee upon 6 months after expiration of the Master Lease and Sublease. ~


Lessor.                      Sublessor:                  Sublessee:


By:_________________         By:_________________        By:_________________
Name:_______________         Name:_______________        Name:_______________
Title:______________         Title:______________        Title:______________